                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    Section 240.14a-11(c) or Section 240.14a-12


                                 DOCENT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------
(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                                 DOCENT, INC.
                             2444 CHARLESTON ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94043

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 1, 2001

                               ----------------

TO THE STOCKHOLDERS OF
DOCENT, INC.

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DOCENT, INC., a Delaware corporation, or Docent, will be held on June 1, 2001, at 10:00 a.m. local time, at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California 94301 for the following purposes:

  1. To elect one Class I director to serve until the 2004 Annual Meeting.

  2. To ratify the selection of Ernst & Young LLP as independent auditors of Docent for its fiscal year ending December 31, 2001.

  3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the proxy statement accompanying this notice.

   The Board of Directors has fixed the close of business on April 18, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting or at any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                        /s/ David R. Ellett
                                        David R. Ellett
                                        Chief Executive Officer, President and
                                        Chairman of the Board

Mountain View, California
May 3, 2001

   All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                 DOCENT, INC.
                             2444 CHARLESTON ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94034

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 1, 2001

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of the Board of Directors of Docent, Inc., a Delaware corporation, or Docent, for use at its Annual Meeting of Stockholders to be held on June 1, 2001, at 10:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting. The annual meeting will be held at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California 94301. Docent intends to mail this proxy statement and accompanying proxy card on or about May 3, 2001 to all stockholders entitled to vote at the annual meeting.

Voting Rights and Outstanding Shares

   Only holders of record of Docent's common stock at the close of business on April 18, 2001, referred to as the record date, will be entitled to notice of and to vote at the annual meeting. At the close of business on April 18, 2001, Docent had outstanding and entitled to vote approximately 42,162,911 shares of common stock.

   Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the annual meeting. The presence in person or by proxy of a majority of the shares of common stock outstanding on the record date is required for a quorum at the annual meeting.

   All votes will be tabulated by the inspector of elections appointed for the meeting who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted as votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards determining whether a quorum is present, but are not counted in determining whether a matter has been approved by a majority of the shares represented in person or by proxy and entitled to vote.

Solicitation

   Docent will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the common stock beneficially owned by others to forward to such beneficial owners. Docent will reimburse persons representing beneficial owners of its common stock for their costs of forwarding solicitation materials to such beneficial owners. The solicitation of proxies through this proxy statement may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Docent. No additional compensation will be paid to directors, officers or other regular employees for such services.

Revocability of Proxies

   Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing a written notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of Docent at its principal executive offices, located at 2444 Charleston Road, Mountain View, California 94043, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                  PROPOSAL 1
                         ELECTION OF CLASS I DIRECTOR

   The current Board of Directors is divided into three classes, each class having a three-year term. The terms of these three classes expire in successive years. At this year's annual meeting, stockholders will elect one Class I director to serve until 2004 or until such director's successor is duly elected and qualified.

   The nominee for Class I director is JOS C. HENKENS.

   Shares represented by executed proxies will be voted FOR the election of Jos C. Henkens, if authority to do so is not withheld. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Proxies cannot be voted for a greater number than the number of nominees named. If the nominee should unexpectedly become unavailable for election, such shares will be voted for the election of a substitute nominee named by Docent. The nominee for election has agreed to serve if elected, and management has no reason to believe that he will be unable to serve.

   There are seven authorized seats on the Board of Directors pursuant to Docent's Bylaws. The Board is currently composed of six directors, following Pardner Wynn's resignation from service as a Class I director in January 2001. The Board of Directors intends to replace Mr. Wynn on the Board of Directors and to keep the number of authorized seats at seven.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF JOS C. HENKENS.

   The name, age, principal occupation or position and other directorships with respect to Mr. Henkens and the other directors whose terms of office will continue after the annual meeting is set forth below:

                                                                          Director
Name of Nominee           Age Position(s) with Docent                      Since
---------------           --- -----------------------                     --------
Nominee for Class I
Director
Jos C. Henkens..........   48 Director                                      1997

Class II Directors Whose
Terms Expire at the 2002
Annual Meeting
David Mandelkern........   41 Executive Vice President, Chief Technology    1997
                               Officer, Secretary and Director
Kevin G. Hall...........   42 Director                                      1997

Class III Directors
Whose Terms Expire at
the 2003 Annual Meeting
David R. Ellett.........   46 Chief Executive Officer, President and        1998
                               Chairman
Ali Kutay...............   45 Director                                      2000
Robert A. Lauer.........   57 Director                                      2000

Nominee for Class I Director--To Be Elected for a Term of Three Years Expiring in 2004

   Jos C. Henkens has served as a member of the Board of Directors since June 1997, as a member of the compensation committee since January 1999 and as a member of the audit committee since January 2000. Mr. Henkens is a General Partner of Advanced Technology Ventures, a venture capital firm focused on emerging growth companies in the Internet, communications, and healthcare industries, with which he has been associated since January 1983. Mr. Henkens currently serves as a director of Actel Corporation, Credence Systems Corporation, and Seagull Business Software BV, as well as a variety of other privately held companies. Mr. Henkens holds an M.S. and B.S. in Physics from the University of Leyden, The Netherlands, an MS in Business Administration from the University of Delft, The Netherlands, and an M.S. in Engineering-Economic Systems and an M.B.A. from Stanford University.

Class II Directors--To Continue in Office Until 2002

   David Mandelkern, Executive Vice President and Chief Technology Officer, co-founded Docent in June 1997. He served as President and Chief Executive Officer from January 1998 to July 1998 and has been a director since June 1997. He has also served as Chief Technology Officer since August 1998. Before co-founding Docent, Mr. Mandelkern founded and served from July 1993 to June 1997 as President of AlmondSeed Software, Inc., a provider of UNIX utility software. From October 1996 to June 1997, Mr. Mandelkern was a consultant to Stanford Testing Systems, Inc., the predecessor to Docent. From February 1991 to June 1993, Mr. Mandelkern served as President and Chief Executive Officer of Talarian Corporation, a supplier of real-time networking middleware. Mr. Mandelkern holds a B.S. with distinction and an M.S. in Electrical Engineering from Stanford University.

   Kevin G. Hall has served as a member of the Board of Directors since June 1997, as a member of the compensation committee since January 1999 and as a member of the audit committee since January 2000. Since 1993, Mr. Hall has been a General Partner of Norwest Venture Partners. Prior to joining Norwest, Mr. Hall was a Principal at Brentwood Associates, a venture capital firm. Mr. Hall currently serves as a director of Continuous Software, Inc., as well as a variety of privately held companies. Mr. Hall received a B.S. in Engineering and a M.S. in Engineering from Purdue University and an M.B.A. from Stanford University.

Class III Directors--To Continue in Office Until 2003

   David R. Ellett, Chief Executive Officer, President and Chairman of the Board, joined Docent in July 1998. He has served as Chief Executive Officer and President since July 1998. He has been a member of the Board of Directors since March 1998 and Chairman of the Board since January 2000. From April 1997 to July 1998, Mr. Ellett served as Chief Operating Officer of Business Objects, Inc. From January 1994 to April 1997, Mr. Ellett served as Corporate Vice President of Worldwide Education at Oracle Corporation. In addition,
Mr. Ellett spent 13 years at Electronic Data Systems, most recently as President of the Performance Service Group from 1991 to 1994. Mr. Ellett holds a B.A. from Southern Methodist University.

   Ali R. Kutay has served as a member of the Board of Directors of Docent since April 2000 and as a member of Docent's audit committee since April 2000. Mr. Kutay is the Chairman and Chief Executive Officer of AltoWeb, Inc., a provider of e-business infrastructure software, which he founded in December 1998. From March 1997 to October 1998, he was a director, President and Chief Executive Officer of WebLogic, Inc., a Java-based Application Server company which was merged with BEA Systems, Inc. in October, 1998. From January 1990 to May 1997, he was the President and Chief Executive Officer of Lockheed Martin Corporation's Commercial Software Business Unit, Formtek. Mr. Kutay currently serves as a director and a member of the compensation committee of Graham Technology Solutions, Inc., a privately held company. Mr. Kutay holds a B.S. and M.S. degree in Engineering from Middle East Technical University and has completed graduate work at Carnegie Mellon University.

   Robert A. Lauer joined the Board of Directors in September 2000. Mr. Lauer retired from Accenture (formerly known as Andersen Consulting) on August 31, 2000 having most recently served as managing partner of Andersen Consulting's eHuman Performance global line of business. During his 31-year career at Andersen Consulting, which began on December 20, 1968, he served in numerous managing partner leadership roles including: Global Change Management-- Communications & High Tech industries from 1998 to 1999; Americas Change Management practice from 1994 to 1998; Ohio Consulting Practice form 1989 to 1994; and Cleveland Consulting Practice from 1984 to 1989. Mr. Lauer serves as a director of Complient, Inc. and on the advisory board of Corpedia, both privately held companies. Mr. Lauer holds a B.S. in Industrial Engineering and an M.B.A. from Ohio State University.

Board Committees and Meetings

   During the fiscal year ended December 31, 2000, the Board of Directors held nine meetings. The Board of Directors has an Audit Committee and Compensation Committee.

   The Audit Committee reviews Docent's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and our independent auditors prior to the presentation of financial statements to stockholders, and, as appropriate, initiates inquiries into aspects of Docent's internal accounting controls and financial affairs. The Audit Committee is comprised of three non-employee directors, Messrs. Hall, Henkens and Kutay. During fiscal 2000, the Audit Committee met one time. All members of the Audit Committee are "independent" as defined in the rules of the Nasdaq National Market.

   The Board of Directors adopted a Charter for the Audit Committee in March 2000. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

   The Compensation Committee, which consists of Messrs. Hall and Henkens, makes recommendations to the Board concerning the compensation of Docent's officers and directors and the administration of the 1997 Stock Option Plan, 2000 Omnibus Equity Incentive Plan and 2000 Employee Stock Purchase Plan. During fiscal 2000, the Compensation Committee met nine times.

   During fiscal 2000, each Board member attended 75% or more of the aggregate number of meetings of the Board, and of the committees on which he served, that were held during the period for which he was a director or committee member.

Compensation of Directors

   Directors have not historically received any cash compensation from Docent for their services as members of the board of directors, although members are reimbursed for expenses in connection with attendance at board of directors and committee meetings. Docent directors are eligible to participate in the 2000 Omnibus Equity Incentive Plan and our directors who are employees of Docent are eligible to participate in the 2000 Employee Stock Purchase Plan.

   Any non-management director upon first becoming a Docent director is granted a ten-year non-statutory option under the 2000 Omnibus Equity Incentive Plan to purchase 40,000 common shares with an exercise price equal to the market closing price that day. These options vest 25% at the subsequent annual meeting and 1/48th as to an additional 833 1/3 shares every month thereafter. Each Docent non-management director who has served at least six months at the time of a subsequent annual meeting shall automatically receive a 10,000 share option grant which will vest at the rate 833 1/3 shares per month beginning three years after its date of grant.

   In fiscal 2000, Messrs. Hall, Henkens, Lauer and Wynn were each granted 40,000 non-statutory options and Mr. Kutay was granted 44,000 non-statutory options at exercise prices between $3.50 and $5.00 per share which vest 25% at the 2001 annual stockholders meeting and 1/48th every month thereafter. Mr. Lauer was granted an additional 120,000 non-statutory stock options at an exercise price of $3.50 per share and received $29,250 in cash compensation for his services to Docent as a part-time employee in fiscal 2000. Mr. Lauer's additional options vest at the rate of 10,000 per quarter until fully vested at the end of three years.

                                  PROPOSAL 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   On February 19, 2001, Docent dismissed PricewaterhouseCoopers LLP as its independent accountants. The Audit Committee participated in and approved the decision to change independent accountants. The decision was made because Docent planned to enter into discussions with PricewaterhouseCoopers LLP over a potential strategic partnership between Docent and PricewaterhouseCoopers LLP.

   On February 22, 2001, the Audit Committee selected and appointed Ernst & Young LLP to serve as Docent's new independent auditors with respect to the audit of Docent's consolidated financial statements for the fiscal year ending December 31, 2001. Representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

   Stockholder ratification of the selection of Ernst & Young LLP as Docent's independent auditors is not required by Docent's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Ernst & Young LLP, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may direct the appointment of different independent auditors at any time during the year, if they determine that such a change would be in the best interests of Docent and its stockholders.

   The reports of PricewaterhouseCoopers LLP on Docent's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for Docent's two most recent fiscal years and through February 19, 2001, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

   During the two most recent fiscal years and through February 22, 2001, Docent has not consulted with Ernst & Young LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Docent's financial statements.

   The Board recommends a vote FOR ratification of the selection of Ernst & Young LLP. The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote is required to ratify the selection of Ernst & Young LLP. Unless marked to the contrary, proxies received will be voted FOR ratification of the selection of Ernst & Young LLP.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee reviews Docent's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Docent's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

   In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committee) and discussed with them their independence from Docent and its management. The Audit Committee has also considered whether the independent auditors provision of other non-audit services to Docent is compatible with the auditor's independence.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Docent's Annual Report on SEC Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

   The foregoing Audit Committee Report will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Docent specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

                                          Audit Committee

                                          Kevin G. Hall
                                          Jos C. Henkens
                                          Ali Kutay

         FEES BILLED BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2000

   Audit Fees: Audit fees billed to Docent by PricewaterhouseCoopers LLP during the 2000 fiscal year for review of Docent's annual financial statements and those financial statements included in its quarterly report on Form 10-Q for the quarter ended September 30, 2000 totaled $178,000.

   Financial Information Systems Design and Implementation Fees: There were no fees billed to Docent by PricewaterhouseCoopers LLP during fiscal 2000 for financial information systems design and implementation.

   All Other Fees: Fees billed to Docent by PricewaterhouseCoopers LLP during fiscal 2000 for all other non-audit services totaled $647,000. This figure includes $558,000 billed by PricewaterhouseCoopers LLP in connection with Docent's initial public offering in September 2000.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the ownership of Docent's common stock as of April 18, 2001 (unless otherwise indicated below) by: (i) all those known by Docent to be beneficial owners of more than five percent of its common stock; (ii) each of the executive officers named in the Summary Compensation Table presented below under "Compensation of Executive Officers--Summary of Compensation"; (iii) all directors and the director nominee; and (iv) all executive officers and directors of Docent as a group.

   Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable within 60 days after April 18, 2001 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated, and subject to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to the shares beneficially owned by them.

   Applicable percentage ownership in the following table is based on 42,162,911 shares of common stock outstanding as of April 18, 2001.

                                                                Beneficial
                                                                Ownership
                                                            ------------------
                                                            Number of Percent
   Beneficial Owner                                          Shares   of Total
   ----------------                                         --------- --------
   5% Stockholders:
   Norwest Venture Partners VI, LP(1)...................... 8,700,254  20.63%
   Advanced Technology Ventures IV, LP(2).................. 5,305,374  12.58%
   Accenture(3)............................................ 2,396,932   5.68%
   Pardner Wynn(4)......................................... 2,192,030   5.20%
   Gilde IT Fund BV(5)..................................... 2,165,768   5.14%

   Directors and Executive Officers:
   David R. Ellett(6)(7)................................... 1,775,875   4.21%
   Mary A. Egan Lorigan(7)(8)..............................   437,100   1.04%
   Richard L. Dellinger(7)(9)..............................   557,500   1.32%
   Maarten W. G. de Groodt(10).............................   125,000     *
   David Mandelkern(7)(11)................................. 1,176,248   2.79%
   Kevin G. Hall(7)........................................    40,000     *
   Jos C. Henkens(12)......................................    40,000     *
   Ali Kutay(13)...........................................    44,000     *
   Robert A. Lauer(7)(14)..................................   160,000     *
   All directors and executive officers as a group([14]
    persons)(7)(15)........................................ 5,484,363  13.01%

--------
  *  Less than 1% of the outstanding shares of common stock.

 (1) Principal address is 245 Lytton, Suite 250, Palo Alto, California 94301. According to the Schedule 13G filed with the SEC dated October 30, 2000, Itasca VC Partners VI, LLP is the general partner of Norwest Venture Partners VI, LP and has the sole voting and investment power over the shares held by Norwest Venture Partners VI, LP. General Partners George
     J. Still and John P. Whaley share the investment and voting power over Docent shares beneficially owned by Itasca VC Partners VI, LLP. Kevin G. Hall, a partner of Itasca VC Partners VI, LLP and one of our directors, disclaims beneficial ownership of the shares held by Norwest Venture Partners VI, LP except to the extent of his pecuniary interest therein.

 (2) Principal address is 281 Winter Street, Suite 350, Waltham, Massachusetts 02451. According to the Schedule 13G filed with the SEC dated February 6, 2001, ATV Associates IV, LP is the general partner of

    Advanced Technology Ventures IV, LP and has shared voting and investment power over the shares held by Advanced Technology Ventures IV, LP. General partners Jos C. Henkens, one of the Docent's directors, Michael Frank, Pieter Schiller and Steve Baloff share the investment and voting power over shares beneficially owned by ATV Associates IV, LP. Except for Advanced Technology Ventures IV, LP, each of the reporting persons disclaims beneficial ownership except to the extent of his pecuniary interest therein.

 (3) Principal address is 1661 Page Mill Road, Palo Alto, California 94304. Excludes 793,432 shares owned by AC Ventures BV as to which Accenture disclaims beneficial ownership. Includes 2,396,932 shares of common stock issuable upon the exercise of a warrant within sixty days after April 18, 2001. John T. Kunzweiler has sole investment and voting power over Docent shares beneficially owned by Accenture.

 (4) Principal address is 16925 North Triple Butte Circle, Colbert, Washington 99005. Includes 5,000 shares held as trustee for each of Hannah G. Wynn, Jemima K. Wynn and Nathaniel C. Wynn. Mr. Wynn co-founded Docent in June 1997 and served as a director until January 2001.

 (5) Principal address is P.O. Box 85067, 3508 AB Utrecht, The Netherlands. According to the Schedule 13G filed with the SEC dated February 14, 2001, Gilde IT Fund BV's managing director, Gilde Investment Management BV, and B.T. Molenaar and A.A. den Heijer, managing directors of Gilde Investment Management BV, share the investment and voting power over Docent shares beneficially owned by Gilde IT Fund BV.

 (6) Includes 575,000 shares issuable upon exercise of options within sixty days after April 18, 2001, a portion of which would be subject to repurchase by Docent upon employment termination. Includes shares held by Mr. Ellett as trustee of the David R. and Leslie K. Ellett Family Trust. Also includes shares held by the Ellett Family Irrevocable Trust and the Ellett Charitable Lead Trust, as to which Mr. Ellett's father-in-law serves as trustee.

 (7) Includes a portion of shares exercised prior to vesting due to early exercise provisions. Any unvested options are subject to repurchase by Docent upon employment termination or termination of services as a director.

 (8) Includes 306,050 shares issuable upon exercise of options within sixty days of April 18, 2001, a portion of which would be subject to repurchase by Docent upon employment termination.

 (9) Includes 277,500 shares issuable upon exercise of options within sixty days after April 18, 2001, a portion of which would be subject to repurchase by Docent upon employment termination. Includes 15,000 shares transferred to each of Elisabeth A. Dellinger and James R. Dellinger.

(10) Includes 125,000 shares issuable upon exercise of options within sixty days after April 18, 2001, a portion of which would be subject to repurchase by Docent upon employment termination.

(11) Includes 100,000 shares issuable upon exercise of options within sixty days after April 18, 2001.

(12) Includes 40,000 shares issuable upon exercise of options within sixty days after April 18, 2001, a portion of which would be subject to repurchase by us upon employment termination.

(13) Includes 44,000 shares issuable upon exercise of options within sixty days after April 18, 2001, a portion of which would be subject to repurchase upon termination of services as a member of our board of directors.

(14) Includes 24,000 shares held as general partner of Earl's Island LP, a family limited partnership.

(15) Includes 2,195,050 shares issuable upon exercise of options exercisable within 60 days after April 18, 2001. This number includes shares issued to two new executive officers in fiscal 2001, each of whom may be granted the right to purchase unvested options, subject to repurchase upon termination, within 60 days after April 18, 2001.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors is comprised of two non-employee directors, Messrs. Hall and Henkens. The Committee met nine times in fiscal 2000.

Compensation Committee Policy

   The Compensation Committee is responsible for the administration of Docent's compensation programs, which include base salary for executive officers and both annual and long-term incentive compensation programs. Docent's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to Docent's performance and stockholder return.

   Docent's overall executive compensation philosophy is based on a series of guiding principles derived from Docent's values, business strategy, and management requirements. These principles are summarized as follows:

  . provide competitive levels of total compensation which will enable Docent to attract and retain the best possible executive talent;

  .  motivate executives to achieve optimum performance;

  . align the financial interests of executives and stockholders through equity-based plans; and

  . provide a total compensation program that recognizes individual contributions as well as overall business results.

Executive Compensation

   The Compensation Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all officers of Docent and establishes and reviews general policies relating to compensation and benefits of employees of Docent. The Compensation Committee is also responsible for the administration of Docent's stock option plans. There are three major components to Docent's executive compensation: base salary, incentive (bonus) payments, and long-term incentives in the form of stock options.

   Base Salary. In setting compensation levels for executive officers, the Compensation Committee reviews competitive information relating to compensation levels for comparable positions in the industry. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position relative to the success of Docent.

   Incentive Bonuses. The incentive bonus program provides a variable compensation opportunity for the executive officers. An incentive bonus, if any, is based on the Compensation Committee's discretionary evaluation of a combination of Docent's financial performance and individual officer performance relative to achievement of pre-established specified strategic objectives, such as new product development milestones, marketing/sales results and productivity enhancements.

   Long-Term Incentives. The long-term performance-based compensation of executive officers takes the form of stock option awards under Docent's stock option plans. The Compensation Committee believes that the equity-based compensation ensures that the Docent's executive officers have a continuing stake in the long-term success of Docent. All stock options grants to executive officers in fiscal 2000 were granted under the 1997 Stock Option Plan. Stock options are granted at an exercise price equal to or in excess of the fair market value of the Docent's common stock on the date of grant. The options generally vest over a four-year period and have a ten-year term. In connection with the initial public offering of Docent, certain executive officers exercised their options prior to such options vesting, in each case with the unvested shares subject to repurchase at cost by Docent if the executive officer's employment terminates for any reason. After fiscal 2000, long-term incentives will be provided to executive officers under the 2000 Omnibus Equity Incentive Plan and the 2000 Employee Stock Purchase Plan rather than the 1997 Stock Option Plan. Docent has not issued any stock appreciation rights (SARs), stock purchase rights, long-term performance awards in stock or stock bonus awards to any executive officers under Docent's stock option plans.

Chief Executive Officer Compensation

   Compensation for the Chief Executive Officer is determined through a process similar to that discussed above for other executive officers of Docent.

   Mr. Ellett has served as Docent's Chief Executive Officer since July 1998. For fiscal 2000, Mr. Ellett's base salary was set at $255,469. Mr. Ellett's base salary was set at a level which the Compensation Committee felt would be competitive with the base salary levels in effect for Chief Executive Officers at similarly-sized companies in the industry. Mr. Ellett was also awarded a cash bonus of $336,645, based on the Compensation Committee's discretionary evaluation of Docent's actual to targeted performance objectives, with adjustment for Mr. Ellett's individual performance.

   Mr. Ellett was granted stock option awards in fiscal 2000 for 675,000 shares of Docent's common stock. With respect to the stock option data, the Compensation Committee, in determining the size of the awards, took into account market data from companies similar to Docent, as well as the number of options previously awarded to Mr. Ellett.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a public corporation's tax deduction for individual compensation exceeding $1 million in any taxable year paid to the Corporation's Chief Executive Officer or any other of the four most highly compensated executive officers, subject to several exceptions, including an exception for compensation that is performance-based within the meaning of section 162(m). In order to qualify as performance-based, compensation must be determined based on pre-established objective performance criteria and must be contingent on stockholder approval. Docent believes that it is in the best interests of its stockholders to structure compensation arrangements to achieve deductibility under Section 162(m), except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives. The Compensation Committee will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Compensation Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used by the Compensation Committee in ascertaining appropriate levels or modes of compensation. The Compensation Committee believes that all compensation realized in 2000 by Docent's executive officers is deductible under Section 162(m).

   The foregoing Compensation Committee Report on Executive Compensation will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Docent specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

                                          Compensation Committee

                                          Kevin G. Hall
                                          Jos C. Henkens

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee is composed of Messrs. Hall and Henkens. No member of the Compensation Committee and none of our executive officers has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

   Norwest Venture Partners VI, LP and its affiliated funds collectively purchased an aggregate of 8,068,339 shares of Docent's Series A through F convertible preferred stock for an aggregate of $15,226,776 prior to Docent's initial public offering in September 2000. Mr. Hall is a managing member of Norwest Venture Partners VI, LP.


   Advanced Technology Ventures IV, LP and its affiliated funds collectively purchased an aggregate of 5,286,624 shares of Docent's Series A through E convertible preferred stock for an aggregate of $7,456,788 prior to Docent's initial public offering in September 2000. Mr. Henkens is a general partner of Advanced Technology Ventures IV, LP.

   Upon the closing of the initial public offering, each outstanding share of convertible preferred stock converted into one share of common stock.

          COMPENSATION OF EXECUTIVE OFFICERS SUMMARY OF COMPENSATION

   The following sets forth the annual and long-term compensation earned in each of the last three years by Docent's five most highly compensated executive officers at December 31, 2000, including Docent's Chief Executive Officer, referred to in this proxy statement as the Named Executive Officers:

                          SUMMARY COMPENSATION TABLE

                                                                    Long Term
                                                                   Compensation
                                                                   ------------
                                                      Annual
                                                   Compensation     Number of
                                                 -----------------  Securities
                                                 Salary(1)  Bonus   Underlying
   Name and Principal Position              Year    ($)      ($)   Options (#)
   ---------------------------              ---- --------- ------- ------------
   David R. Ellett(2).....................  2000  255,469  336,645   675,000
    President and Chief Executive Officer   1999  229,327  318,474       --
                                            1998  112,500  206,250       --

   Mary A. Egan Lorigan(3)................  2000  164,437  113,865   175,000
    Senior Vice President, Worldwide Sales  1999   31,066  250,000   262,100
                                            1998      --       --        --

   Richard L. Dellinger...................  2000  180,110   62,274   245,000
    Vice President, Engineering             1999  168,173   46,875    62,500
                                            1998  146,683   15,000       --

   Maarten W. G. de Groodt(4).............  2000  185,109   45,157    25,000
    Vice President, Europe                  1999   16,108      --    100,000
                                            1998      --       --        --

   David Mandelkern.......................  2000  165,000   62,237   200,000
    Executive Vice President, Chief         1999  168,173   63,313       --
     Technology Officer and
     Secretary                              1998  155,625      --        --

  --------
  (1) Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

  (2) Mr. Ellett joined Docent in July 1998.

  (3) Ms. Egan Lorigan joined Docent in October 1999 and was promoted to Senior Vice President, Worldwide Sales in October 2000.

  (4) Mr. de Groodt joined Docent in September 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during the fiscal year ended December 31, 2000.

   The information regarding stock options granted to the Named Executive Officers as a percentage of total options granted to employees in the fiscal year, as disclosed in the table, is based upon options to purchase an aggregate of 5,278,164 shares of common stock that were granted to all employees and directors as a group, including the Named Executive Officers, in the fiscal year ended December 31, 2000.

                                       Individual Grants
                         -------------------------------------------------
                         Number of                                         Potential Realizable Value at
                         Securities     % of Total                         Assumed Annual Rates of Stock
                         Underlying      Options                           Price Price Appreciation for
                          Options       Granted to  Exercise or                   Option Term(1)
                          Granted      Employees in Base Price  Expiration -----------------------------
Name                        (#)        Fiscal Year    ($/Sh)       Date       10%       5%        0%
----                     ----------    ------------ ----------- ---------- --------- --------- ---------
David R. Ellett.........  100,000(2)       1.89        1.00      01/13/10  2,753,117 1,691,784 1,000,000
                          150,000(3)       2.85        1.00      01/13/10  4,129,675 2,537,676 1,500,000
                          150,000(4)       2.85        1.00      01/13/10  4,129,675 2,537,676 1,500,000
                          100,000(5)       1.89        3.50      08/25/10  2,503,117 1,441,784   750,000
                           50,000(6)        .95        3.50      08/25/10  1,251,558   720,892   375,000
                          125,000(7)       2.37        3.50      08/25/10  3,128,896 1,802,230   937,500

Mary A. Egan Lorigan....   25,000(4)        .47        1.00      01/13/10    688,279   422,946   250,000
                           25,000(5)        .47        3.50      08/25/10    625,779   360,446   187,500
                           25,000(8)        .47        3.50      08/25/10    625,779   360,446   187,500
                           50,000(9)        .95        3.50      08/25/10  1,251,558   720,892   375,000
                           50,000(10)       .95        3.50      08/25/10  1,251,558   720,892   375,000

Richard L. Dellinger....   40,000(2)        .76        1.00      01/13/10  1,101,247   676,714   400,000
                           40,000(3)        .76        1.00      01/13/10  1,101,247   676,714   400,000
                           25,000(4)        .47        1.00      01/13/10    688,279   422,946   250,000
                           40,000(11)       .76        1.00      01/13/10  1,101,247 1,101,247   400,000
                           25,000(12)       .47        3.50      08/25/10    625,779   360,446   187,500
                           25,000(6)        .47        3.50      08/25/10    625,779   360,446   187,500
                           50,000(7)        .95        3.50      08/25/10  1,251,558   720,892   375,000

Maarten W. G. de Groodt    25,000(4)        .47        1.00      01/13/10    688,279   422,946   250,000

David Mandelkern........   50,000(2)        .95        1.00      01/13/10  1,376,559   845,892   500,000
                           25,000(3)        .95        1.00      01/13/10    688,279   422,946   250,000
                           25,000(4)        .47        1.00      01/13/10    688,279   422,946   250,000
                           50,000(13)       .95        1.00      01/13/10  1,376,559   845,892   500,000
                           25,000(14)       .47        3.50      08/25/10    625,779   360,446   187,500
                           25,000(11)       .47        3.50      08/25/10    625,779   360,446   187,500

--------
 (1) The potential realizable value at assumed 10%, 5% and 0% annual rates of stock appreciation are based upon an initial public offering price of $11.00 per share over the ten-year term, compounded annually and subtracting from that result the total option exercise price. These rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future stock prices. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

 (2) Vests at the rate of 1/48th of the shares per month, measured from January 1, 2000.

 (3) Vests in full January 1, 2004.

 (4) Vests in full January 1, 2005.

 (5) Vests in full October 1, 2002.

 (6) Vests in full July 1, 2003.

 (7) Vests in full July 1, 2004.

 (8) Vests in full October 1, 2001.

 (9) Vests in full October 1, 2003.

(10) Vests in full October 1, 2004.

(11) Vests in full January 1, 2003.

(12) Vests in full April 1, 2002.

(13) Vests at the rate of 1/48th of the shares per month, measured from October 1, 2000.

(14) Vests in full January 1, 2002.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

   The following table sets forth information concerning option exercises during 2000 and unexercised options outstanding on December 31, 2000 with respect to each of the Named Executive Officers.

                                               Number of Securities
                                                    Underlying       Value of Unexercised
                           Shares      Value   Unexercised Optionsat In-the-Money Options
                         Acquired on  Realized 12/31/00 Exercisable/ at 12/31/00 Vested/
Name                     Exercise (#)  ($)(1)    Unexercisable (#)(2)  Unvested ($)(3)
----                     -----------  -------- --------------------- --------------------
David R. Ellett.........   100,000    250,000          0/575,000            0/3,768,750

Mary A. Egan Lorigan....   131,050    327,625          0/306,050            0/1,996,888

Richard L. Dellinger....   130,000    436,000     59,166/218,334      333,537/1,589,839

Maarten W. G. de
 Groodt.................       --         --           0/125,000              0/968,750

David Mandelkern........   100,000    250,000          0/100,000              0/650,000

--------
(1) Value realized is based upon the fair market value of common stock on the date of exercise less the exercise price and does not necessarily indicate that the optionee sold such stock.

(2) Due to early exercise provisions, all options, whether vested or unvested, are fully exercisable. The shares underlying unvested options, if exercised prior to vesting, would be subject to repurchase by Docent at a price equal to the option exercise price.

(3) The fair market value of common stock at December 31, 2000 ($8.75) less the exercise price for the options.

                     PERFORMANCE MEASUREMENT COMPARISON(1)

   The following graph shows the total stockholder return of an investment of $100 in cash on September 29, 2000 for (i) Docent's common stock, (ii) the Nasdaq National Market (U.S. Companies) Index ("Nasdaq U.S. Index") and (iii) the Nasdaq Computer and Data Processing Services Group Index ("Nasdaq Computer & Data Process"). All values assume reinvestment of the full amount of all dividends and are calculated as of the end of each month. Docent has never paid a dividend and does not expect to in the near future.

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                        Cumulative Total Return
                                                        ------------------------
                                                        09/00 10/00  11/00 12/00
                                                        ----- ------ ----- -----
Docent, Inc............................................  100  234.09 90.91 79.55
Nasdaq U.S. Index......................................  100   91.76 70.75 66.95
Nasdaq Computer & Data Process.........................  100   91.51 66.52 61.70

--------
(1) The information contained in the Performance Graph is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Docent under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                             CERTAIN TRANSACTIONS

Limitation on Liability and Indemnification Matters

   Docent's certificate of incorporation limits the liability of its directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for any liability arising with respect to (1) any breach of their duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or (3) any transaction from which the director derived an improper personal benefit.

   Docent's certificate of incorporation and bylaws further provide that Docent is required to indemnify its directors and executive officers and may indemnify other officers and employees and agents to the fullest extent permitted by Delaware law. Docent believes that indemnification under its certificate of incorporation covers negligence and gross negligence on the part of indemnified parties.

   Docent has entered into agreements to indemnify its directors and officers, in addition to indemnification provided for in its certificate of incorporation. These agreements, among other things, require Docent to indemnify these directors and officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in Docent's right, arising out of that person's services as a director or officer of Docent or any of Docent's subsidiaries or any other company or enterprise to which the person provides services at Docent's request. Docent believes that these provisions and agreements are necessary to attract and retain qualified directors and officers.

Transactions with Management and Others

   There has not been, nor is there currently proposed, any transaction or series of transactions to which Docent was or is a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below.

   Mr. Mandelkern is indebted to Docent in the amount of $97,500 plus interest accrued since July 9, 1997 at the rate of 6% per year, in connection with a loan made to enable him to purchase 975,000 shares of common stock. Mr. Ellett is indebted to us in the amount of $103,000 plus interest accrued since September 30, 1998 at the rate of 5.54% per year, in connection with a loan made to enable him to purchase 1,030,000 shares of common stock through the exercise of options.

   Docent offered to make six-year full recourse loans to its executive officers at the applicable federal interest rate to pay all or part of the exercise price of options granted to them during or after December 1999. Such loans would be secured by the shares so acquired. As a result, in addition to the loans described above, Mr. Ellett is indebted to Docent in the amount of $100,000, plus interest accrued since August 11, 2000 at the rate of 6.62%, in connection with a loan made to enable him to purchase 100,000 shares of common stock through the exercise of options; Mr. Mandelkern is indebted to Docent in the amount of $100,000, plus interest accrued since August 16, 2000 at the rate of 6.62%, in connection with a loan made to enable him to purchase 100,000 shares of common stock through the exercise of options; and Ms. Karen West is indebted to Docent in the amount of $487,500 plus interest accrued since September 14, 2000 at the rate of 6.62%, in connection with a loan made to enable her to purchase 97,500 shares of common stock through the exercise of options.

   Docent has entered into an alliance agreement with Accenture, formerly known as Andersen Consulting. The alliance agreement provides for the submission of joint proposals to potential clients, where either Docent subcontracts services to Accenture, or Accenture subcontracts their services to Docent. In accordance with the terms of the alliance agreement, Docent has also granted Accenture a non-exclusive, non-transferable and royalty-free license to use Docent products in connection with its consulting activities when such activities support the marketing and licensing of Docent products to other third parties. The alliance agreement is for an initial term of three years, terminating on March 31, 2003, with either party being able to terminate the agreement without cause on 60 days notice. In connection with the alliance agreement, Accenture currently holds a warrant for 2,396,932 shares of Docent's common stock. Concurrent with the alliance agreement, Docent is committed to purchase at least $2 million of consulting services from Accenture prior to March 31, 2002.

   Between June 1997 and September 2000, Docent sold an aggregate of 24,710,135 shares of convertible preferred stock in the following rounds of financing:

    . 5,799,998 shares of Series A in June 1997 at a price of $0.675 per share;
    . 2,000,000 shares of Series B in June 1998 at a price of $1.00 per share;
    . 833,333 shares of Series B-1 in September 1998 at a price of $1.20 per share;
    . 2,578,032 shares of Series C in November 1998 and March 1999 at a price of $1.86 per share;
    . 7,180,420 shares of Series D in August through December 1999 at a price of $2.86 per share;
    . 3,719,477 shares of Series E in March and April 2000 at a price of $7.52 per share; and
    . 2,598,875 shares of Series F in August and September 2000 at a price of $7.52 per share.

   The following table summarizes purchases, valued in excess of $60,000, of shares of preferred stock by Docent's directors, executive officers and 5% stockholders prior to Docent's initial public offering in September 2000. Upon consummation of Docent's initial public offering, all preferred stock was converted to common stock.

                         Number of Number of Number of  Number of Number of Number of Number of
                         Shares of Shares of Shares of  Shares of Shares of Shares of Shares of
Purchaser                Series A  Series B  Series B-1 Series C  Series D  Series E  Series F
Norwest Venture
 Partners VI, LP(1)..... 2,592,592  984,275   410,417   2,150,539 1,398,601  531,915   531,915
Advanced Technology
 Ventures IV, LP(2)..... 2,592,592  984,275   410,417     403,230   699,301  196,809       --
Pardner Wynn............   370,370   10,000     4,166       5,000       --       --        --
Gilde IT Fund...........       --       --        --          --  1,748,251  132,979    99,700

--------
(1) Itasca VC Partners VI, LLP is the general partner of Norwest Venture Partners VI, LP. Kevin G. Hall, one of Docent's directors and a partner of Itasca VC Partners VI, LLP, disclaims beneficial ownership of the shares held by Norwest Venture Partners VI, LP except to the extent of his pecuniary interest therein.

(2) Jos C. Henkens, one of Docent's directors and a general partner of Advanced Technology Ventures IV, LP, disclaims beneficial ownership of the shares held by Advanced Technology Ventures IV, LP except to the extent of his pecuniary interest therein.

   For more information regarding the current ownership of Docent's common stock by the investors listed in the table above, see "Security Ownership of Certain Beneficial Owners and Management."

   For more information regarding transactions with some of Docent's directors and their affiliates, see "Compensation Committee Interlocks and Insider Participation."

Certain Business Relationships

   Mr. Mandelkern is the president and 78% shareholder of AlmondSeed Software, Inc., a California corporation. During fiscal 2000, AlmondSeed Software, Inc. leased and sold computer equipment to Docent. Total payments from Docent to AlmondSeed Software, Inc. were approximately $5,000. AlmondSeed Software, Inc.'s business relationship with Docent was terminated prior to Docent's initial public offering in September 2000.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL AGREEMENTS

   Mr. Ellett and Mr. Mandelkern each have severance agreements with Docent that provide that if his employment with Docent is terminated without cause, he will be entitled to receive six months salary and benefits.

   The Named Executive Officers have each signed agreements which provide that, if an officer is terminated within six months after any change in control of Docent and such termination is not for cause or for good reason, the vesting of all the officer's unvested shares shall be accelerated by one year.

                                 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of Docent's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Docent with copies of all Section 16(a) forms they file.

   To Docent's knowledge, based solely on a review of the copies of such reports furnished to Docent and written representations that no other reports were required, all Section 16(a) filing requirements applicable to Docent's officers, directors and greater than ten percent beneficial owners were complied with for our 2000 fiscal year.

Stockholder Proposals

   From time to time, Docent stockholders submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, certain stockholder proposals may be eligible for inclusion in Docent's proxy statement and form of proxy in connection with our 2002 Annual Meeting of Stockholders. Such stockholder proposals must be submitted in writing to the Secretary of Docent no later than

January 1, 2002 in order to be included in the proxy statement and form of proxy relating to Docent's 2002 Annual Meeting of Stockholders. The submission of a stockholder proposal does not guarantee that it will be included in Docent's proxy statement and form of proxy.

   Alternatively, under the Bylaws, any nominations or proposals which the stockholder does not seek to include in Docent's proxy statement and form of proxy pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be submitted in writing to our Corporate Secretary no later than April 4, 2002, nor earlier than March 3, 2002, and must otherwise satisfy the requirements of Docent's Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, as amended, Docent may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination submitted by a stockholder.

Other Matters

   The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /S/ David R. Ellett
                                          David R. Ellett
                                          Chief Executive Officer, President
                                           and Chairman of the Board

May 3, 2001

   A COPY OF DOCENT'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, DOCENT, INC., 2444 CHARLESTON ROAD, MOUNTAIN VIEW, CALIFORNIA, 94043.

                                  APPENDIX A

                                 DOCENT, INC.

                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

Purpose:

   The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Docent, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide the Board with the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the Board's attention.

Composition:

   The Committee shall be comprised of a minimum of three (3) members of the Board, all of whom shall be non-employee directors. The members of the Committee and its Chairperson will be appointed by and serve at the discretion of the Board.

Functions and Authority:

   The operation of the Committee shall be subject to the provisions of the Bylaws of the Company, as in effect from time to time, and to Section 141 of the Delaware General Corporation Law. The Committee shall have the full power and authority to carry out the following responsibilities:

   1. To recommend annually to the full Board the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year.

   2. To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore, and all other matters the Committee deems appropriate.

   3. To have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including, without limitation, the policies for recognition of revenues in financial statements.

   4. To review with management and the independent auditors, upon completion of their audit, financial results for the year, as reported in the Company's financial statements of other disclosures.

   5. To assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner.

   6. To evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

   7. To review the Company's balance sheet, profit and loss statement and statements of cash flows and stockholders' equity for each interim period, and any changes in accounting policy that have occurred during the interim period.

   8. To review and approve all professional services provided to the Company by its independent auditors and consider the possible effect of such services on the independence of such auditors.

   9. To consult with the independent auditors and discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

   10. To investigate, review and report to the Board the proprietary and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between (a) the Company and (b) any employee, officer or member of the Board of the Company, or any affiliates of the foregoing.

   11. To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

Meetings:

   The Committee will hold at least four (4) regular meetings per year and additional meetings as the Chairperson or Committee deems appropriate. The President and Chief Financial Officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Compensation Chairperson.

Minutes and Reports:

   Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairperson of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

PROXY                                                                      PROXY
                                  Docent, Inc.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  June 1, 2001

  The undersigned hereby appoints David R. Ellett and David Mandelkern, or either of them, each with power of substitution, to attend and to represent the undersigned at the Annual Meeting of Stockholders of Docent, Inc., or Docent, to be held at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California, on June 1, 2001 at 10:00 a.m. local time or at any adjournment or postponement thereof, and to vote the number of shares of stock of Docent the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DOCENT.

    THE SHARES WILL BE VOTED AS DIRECTED ON THE REVERSE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR ELECTION AND FOR
                                        ---                              ---
    PROPOSAL 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL BE VOTED ON THESE MATTERS AS THE PROXIES NAMED HEREIN MAY
                      DETERMINE IN THEIR SOLE DISCRETION.

                  (Continued and to be signed on reverse side)

                                  DOCENT, INC.
 PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY:     [X]


                                                        Withhold
1. Election of Director:                    For         Authority
   Nominee for Class I Director:
   Jos C. Henkens                           [  ]          [  ]


2. Ratification of selection of Ernst &
   Young LLP as independent auditors of
   Docent for the fiscal year ending        For         Against         Abstain
   December 31, 2001.                       [  ]          [  ]            [  ]



   Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.

   The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders of Docent, (b) accompanying Proxy Statement and (c) Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

   Dated: ___________________, 2001

   Signature(s):

   ___________________________________________________________________

   ___________________________________________________________________
   Please sign exactly as your name appears on your stock certificate.





                             FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

              PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT
                           IN THE ENCLOSED ENVELOPE.